RELEASE

Southeast Gaming Corporation, Mark G. George and Stuart Capital Corporation, for and in consideration of $10.00, the sufficiency of which is hereby acknowledged, do hereby and forever release and relinquish any right, title or interest they ever had in and to the following agreements:

     1. Option Agreement dated October 26, 1995, by and between Southeast Gaming Corporation, Mark G. George and Casino Magic Corp.

     2. Gaming Fee Agreement dated October 26, 1995, by and between Stuart Capital Corporation, Mark G. George and Casino Magic Corp.

This release is the release referred to in paragraph 3 of the agreement dated the date hereof between Casino Magic Corp., Jefferson Casino Corporation, Mark George, Stuart Capital Corporation and Southeast Gaming Corporation .

DATED this the 3rd day of May, 1996.

                                    SOUTHEAST GAMING CORPORATION


                                    By:      MARK G. GEORGE
                                         -----------------------
                                    Its:        President


                                    MARK G. GEORGE, INDIVIDUALLY

                                             MARK G. GEORGE
                                         -----------------------


                                    STUART CAPITAL CORPORATION


                                    By:      MARK G. GEORGE
                                         -----------------------
                                    Its:        President